September 2, 1998


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

     Re:  Earth Sciences, Inc.; Preliminary Proxy Materials

Gentlemen and Ladies:

     On behalf of Earth Sciences, Inc. (the Company), we file with you herewith pursuant to Rule 14a-6(a) under the Securities Exchange Act of 1934, as amended, the preliminary proxy material which the Company intends to mail in definitive form on or about September 21, 1998, to its shareholders in connection with the solicitation of proxies for an October 21, 1998 annual meeting of shareholders.

     In connection with the foregoing, we deliver to you the following:

     1. A copy of the Notice of an Annual Meeting of Shareholders and Proxy Statement (the Notice), including the cover page required by Rule 14a-6(m); and

     2.  A preliminary form of Proxy.

     The Company will take appropriate action to comply with the broker, bank and nominee notification requirements set forth by Rule 14a-13 regarding the forwarding of definitive proxy and other soliciting materials.

     We would appreciate receiving the comments of the Staff, if any, as soon as practicable and request that they be directed to the undersigned by collect telephone at (303) 279-7641.

                                   Very truly yours,
                                   Earth Sciences, Inc.



                                   Mark H. McKinnies
                                   President

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Act of 1934

Filed by the Registrant [X ]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[X ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only
[  ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Materials Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

EARTH SCIENCES, INC.
 ...............................................................................
(Name of Registrant as Specified In Its Charter)

N/A
 ...............................................................................
(Name of Persons(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X ]No Fee Required.
[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)  Title of each class of securities to which transaction applies:
     ..........................................................................
     2)  Aggregate number of securities to which transaction applies:
     ..........................................................................
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     ..........................................................................
     4)  Proposed maximum aggregate value of transaction:
     ..........................................................................
     5)  Total fee paid:
     ..........................................................................
[  ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:
     ..........................................................................
     2)  Form, Schedule or Registration Statement No.:
     ..........................................................................
     3)  Filing Party:
     ..........................................................................
     4)  Date Filed:
     ..........................................................................

                              EARTH SCIENCES, INC.

                                 910 12th Street
                             Golden, Colorado  80401
                                 (303) 279-7641

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 21, 1998

To Our Shareholders:

An Annual Meeting (the "Meeting") of Shareholders of Earth Sciences, Inc. (the "Company"), a Colorado corporation, will be held at 9:00 a.m. (local time) on October 21, 1998 at the Golden Community Center, 1470 10th Street, Golden, Colorado, for the following purposes:

   1.    To elect six (6) directors of the Company;

   2. To approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares from 25,000,000 shares to 50,000,000 shares;

   3. To consider and vote upon such other matters as may properly come before the Meeting or any adjournment thereof.

Shareholders of record at the close of business on September 15, 1998 are entitled to notice of and to vote at the Meeting.

The Board of Directors of the Company extends a cordial invitation to all shareholders to attend the Meeting in person. Whether or not you plan to attend the Meeting, please fill in, date, sign and mail the enclosed proxy in the return envelope as promptly as possible. Your proxy may be revoked at any time prior to the Meeting. The prompt return of your completed proxy will assist the Company in obtaining a quorum of shareholders for the Meeting, but will not affect your ability to change your vote by subsequent proxy or by attending the Meeting and voting in person. If you are unable to attend, your written proxy will assure that your vote is counted.


                              By Order of the Board of Directors


                              Mark H. McKinnies
                              President
September 15, 1998

                                 PROXY STATEMENT
                              EARTH SCIENCES, INC.
                                 910 12th Street
                             Golden, Colorado  80401
                            Telephone: (303) 279-7641

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 21, 1998

This Proxy Statement is furnished to the shareholders of Earth Sciences, Inc. (the "Company"), a Colorado corporation, in connection with the solicitation of proxies by the Company's Management and Board of Directors (collectively, the "Board"), to be voted at the ANNUAL MEETING OF SHAREHOLDRS (the "Meeting") of the Company to be held on Wednesday, October 21, 1998, at the Golden Community Center, 1470 10th Street, Golden, Colorado. The Company anticipates that this Proxy Statement and accompanying form of proxy will be first mailed or given to Shareholders of the Company on our about September 21, 1998. The shares represented by all proxies that are properly executed and submitted will be voted at the meeting in accordance with the instructions indicated thereon, and if no instructions are given then in the discretion of the proxy holder.


                         VOTING RIGHTS AND VOTE REQUIRED

The close of business on September 15, 1998 has been fixed by the Board of Directors of the Company as the record date for determination of Shareholders entitled to notice of and to vote at the Meeting. At such date there were 21,890,144 shares of the Company's $.01 par value common stock issued and outstanding (hereinafter referred to as the "Common Stock"), each of which entitles the holder thereof to one vote on all matters which may come before the meeting. The Company has no class of voting securities other than Common Stock. An abstention or withholding authority to vote will be counted as present for determining whether the quorum requirement is satisfied. With respect to the vote on a proposal, abstentions will be treated as shares present and entitled to vote and, for purposes of determining the outcome of the vote on such proposal, shall have the same effect as a vote against the proposal. A broker non-vote occurs when a nominee holding shares for a beneficial holder does not have discretionary voting power and does not receive voting instructions from the beneficial owner. Broker non-votes on a particular proposal will not be treated as shares present and entitled to vote on the proposal.

A minimum of one-half of the shares of Common Stock issued and outstanding must be represented at the Meeting, in person or by proxy, in order to constitute a quorum. Cumulative voting is not allowed for any purpose. Assuming a quorum is present, the six nominees receiving the highest number of votes cast will be elected as Directors. The affirmative vote of the holders of two-thirds of the shares of Common Stock issued and outstanding and entitled to vote thereon will be necessary to amend the Company's Articles of Incorporation to increase the number of authorized shares from 25,000,000 shares to 50,000,000 shares.

Unless specified otherwise, each proxy submitted will be noted FOR the persons nominated by Management for directors of the Company, being Ramon E. Bisque, Duane N. Bloom, Michael D. Durham, Robert H. Lowdermilk, Mark H. McKinnies, and Kristen R. Armstrong, and FOR the proposal to amend the Articles of Incorporation to increase the authorized shares from 25,000,000 shares to 50,000,000 shares.

Management knows of no other matter or motion to be presented at the meeting. If any other matter or motion should be presented at the meeting upon which a vote must be properly taken, it is the intention of the person named in the accompanying form of proxy to vote such proxy in accordance with that person's judgment, including any matter or motion dealing with the conduct of the meeting.

Any shareholder who completes a proxy may revoke it at any time before it is exercised by delivering written notice of such revocation to the Company (c/o Duane N. Bloom, Secretary) 910 12th Street, Golden, Colorado, 80401, by submitting a new proxy executed at a later date, or by requesting, in person, at the Meeting that the proxy be returned.

Solicitation expenses will be paid by the Company. In addition to solicitation by mail, directors, officers and other employees of the Company may, without additional compensation, solicit proxies by mail, in person or by telecommunication.

                              ELECTION OF DIRECTORS

At the Annual Meeting, the shareholders will elect six directors of the Company. Each director will hold office until the next Annual Meeting of Shareholders and thereafter until a successor is elected and has qualified. Cumulative voting is not permitted in the election of directors. IN THE ABSENCE OF INSTRUCTIONS TO
THE CONTRARY, THE PERSON NAMED IN THE ACCOMPANYING PROXY WILL VOTE IN FAVOR OF THE ELECTION OF THE FOLLOWING PERSONS NAMED AS THE COMPANY'S NOMINEES FOR DIRECTORS OF THE COMPANY: RAMON E. BISQUE, DUANE N. BLOOM, MICHAEL D. DURHAM, ROBERT H. LOWDERMILK, MARK H. MCKINNIES, AND KRISTEN R. ARMSTRONG. All of the nominees are currently members of the Board of Directors. Each of the nominees has consented to be named herein and to serve if elected. It is not anticipated that any nominee will become unable or unwilling to accept nomination or election, but if such should occur, the person named in the proxy intends to vote for the election in his stead of such other person as the Management of the Company may recommend.

The following table sets forth certain information as to each officer and director of the Company:

-------------------------------------------------------------------------------
                                                Board
                         Positions With         Position
Name                Age  the Company            Held Since  Term Expires

Ramon E. Bisque      66  Chairman of the Board      1963    Upon Successor's
                         of Directors and Member            Election
                         of the Executive Committee

Duane N. Bloom       64  Director, Secretary,       1963    Upon Successor's
                         Chairman of the Executive          Election
                         Committee

Michael D. Durham    48  Director, Member of the    1997    Upon Successor's
                         Audit Committee                    Election

Robert H. Lowdermilk 61  Director, Member of the    1990    Upon Successor's
                         Audit Committee                    Election

Mark H. McKinnies    46  Director, President,       1983    Upon Successor's
                         Treasurer, Member of the           Election
                         Executive Committee

Kristen R. Armstrong 34  Director, Member of the    1991    Upon Successor's
                         Audit Committee                    Election
--------------------------------------------------------------------------------

RAMON E. BISQUE
Dr. Bisque is Professor Emeritus at the Colorado School of Mines, Golden, Colorado and was a co-founder of the Company in 1963. Dr. Bisque has been Chairman of the Board of Directors, a member of the Executive Committee and a full or part time employee of the Company since 1974.

DUANE N. BLOOM
Dr. Bloom was a co-founder of Earth Sciences, Inc. in 1963. Dr. Bloom has been employed full time by the Company since that time.

MICHAEL D. DURHAM
Dr. Durham was a co-founder in 1982 of ADA Technologies, Inc., an Englewood, Colorado private company that contracts to the Federal government and others for development of emission technologies. Dr. Durham is president of ADA-Environmental Solutions, LLC, a wholly owned subsidiary of the Company. Dr. Durham was appointed to the Board on April 30, 1997.

ROBERT H. LOWDERMILK
Mr. Lowdermilk has been president of Tectonic Construction Company, a producer of washed aggregates and specialty sands since 1986. Mr. Lowdermilk has a long history in construction and engineering projects.

MARK H. McKINNIES
Mr. McKinnies is a CPA and worked for Peat, Marwick, Mitchell & Co. before commencing employment with the Company. Mr. McKinnies joined the Company as Accounting Manager in January 1978, was appointed Manager of Finance and Administration in January 1979, was elected Controller of the Corporation in January 1980, was elected Secretary in January 1981 and was elected President in February 1983.

KRISTEN R. ARMSTRONG
Ms. Armstrong has been an attorney since her graduation from Stanford University in 1987 and specializes in real estate and other business matters.

There are no family relationships between officers and directors of the Company.

Directors Meetings and Committees

The Board of Directors met 5 times from January 1, 1997 to August 31, 1998. All of the directors were present for all of the meetings of Board of Directors held during their individual incumbencies.

The Audit Committee was composed of Michael D. Durham, Robert H. Lowdermilk, and Kristen R. Armstrong. The Audit Committee met twice from January 1, 1997 to August 31, 1998. The Audit Committee recommends the selection and reappointment of the Company's independent certified public accountants to the Board of Directors and reviews the proposed scope, content and results of the audit performed by the accountants and any reports and recommendations made by them. The Audit Committee also serves as the Compensation Committee, which reviews and makes recommendations to the Company's Board of Directors concerning the salaries paid to the Company's officers. The Company has no standing nominating committee.


PROPOSAL TO AMEND ARTICLES OF INCORPORATION  TO INCREASE AUTHORIZED COMMON STOCK

On June 3, 1998 the Company's Board unanimously approved a resolution to place before the Shareholders a proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of the Company's Common Stock from 25,000,000, the number of shares currently authorized, to 50,000,000 shares. For the reasons described below, the Company's Board believes adoption of the proposed amendment is essential for the Company to have the ability to structure financings for possible future acquisitions and to meet the Company's other financing needs.

The Company believes that if the proposal to increase the authorized common stock to 50,000,000 shares is not approved, the Company's ability to enhance its growth opportunities through additional acquisition and financing transactions or participation in other types of future transactions will be severely hampered.

There are currently 25,000,000 authorized shares of Common Stock and 21,890,144 shares issued and outstanding. In addition, there are outstanding exercisable stock options and bonus plans to officers, directors and employees to purchase an aggregate 1,117,600 shares of Common Stock of the Company. Thus, the Company presently has 1,992,256 discretionary authorized shares of Common Stock available for issuance for business purposes. In order to provide capital which may be required for purchases of additional interests in mineral properties, equity financings, mergers, and acquisitions, which capital might not be available if there were an insufficient number of shares of authorized Common Stock of the Company, the Board deems that it is appropriate to increase the number of authorized shares.

The Board believes that a substantial degree of flexibility should be available to the Company in structuring financing transactions for funding its development properties as well as for possible acquisitions using stock or cash. The Board of Directors believes it is prudent that the Company have authorized but unissued shares of Common Stock for issuance from time to time as may be required for various purposes, including issuance for equity financings, acquisitions, employee stock options and other proper business purposes.

If the proposal to increase the authorized number of shares of Common Stock is approved, the Company would be able to authorize the issuance of shares without the necessity, and related costs and delays, of either calling a special Shareholders meeting or waiting for the next regularly scheduled meeting of Shareholders in order to increase the authorized capital. If, in a particular instance, shareholder approval were required by law, rules of stock exchanges where the Company's shares are listed, or otherwise deemed advisable by the Board of Directors, then the matter would be referred to the Shareholders for their approval. No holder of the Company's Common Stock has any preemptive or similar right to acquire or subscribe for additional unissued or treasury shares of the Company's Common Stock, or any other securities of any class, or rights, warrants or options to purchase Common Stock.

Because the Company could issue a significant number of shares in connection with future financing or acquisitions, it is possible that a change of control of the Company could occur. However, management believes that most of the shares sold in any financing would be sold to a number of different purchasers which would mean that such purchasers would have to act in concert in order to effect a change in control. There are at present no specific understandings, arrangements or agreements with respect to any future acquisitions or other transactions which would require the Company to issue any new shares of its Common Stock that are proposed to be authorized by amendment of the Company's Articles of Incorporation.

This proposal is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures in the Articles of Incorporation, as amended, or the Bylaws of the Company in effect on the date of this Proxy Statement. However, Shareholders should note that the availability of authorized but unissued shares of Common Stock could make any attempt to gain control of the Company or the Board of Directors more difficult or time consuming and that the availability of authorized but unissued shares might make it more difficult or time consuming to remove Management. Although the Board of Directors currently has no intention of doing so, shares of Common Stock could be issued by the Board to dilute the percentage of Common Stock owned by a significant stockholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board of Directors or to meet the voting requirements imposed by Colorado law with respect to a merger or other business combinations involving the Company. The Company is not aware of any proposed attempt to take over the Company. The Company has no present intention to use the authorized Common Stock for anti-takeover purposes.

The Board recommends that Shareholders vote FOR the proposed Amendment to the Articles of Incorporation to increase the authorized shares of Common Stock. The affirmative vote of two thirds of the issued and outstanding shares of the Company's Common Stock entitled to vote thereon is necessary for the approval of the proposed Amendment to the Articles of Incorporation to increase the authorized shares of Common Stock.

THE SHARES OF COMMON STOCK REPRESENTED BY PROXIES IN THE ACCOMPANYING FORM WILL BE VOTED FOR THE ADOPTION OF THE AMENDMENT TO INCREASE THE AUTHORIZED SHARES FROM 25,000,000 SHARES TO 50,000,000 SHARES UNLESS A CONTRARY DIRECTION IS INDICATED.

                             PRINCIPAL SHAREHOLDERS

The table below sets forth information, as of August 31, 1998, with respect to beneficial ownership of the Company's Common Stock by each person known by the Company to be the beneficial owner of more then 5% of its outstanding Common Stock, by each director of the Company, by each Executive Officer and by all officers and directors of the Company as a group. With the exception of Mr. Lowdermilk, each of the individuals named below has sole voting and investment power for the respective shares.

-------------------------------------------------------------------------------
                                        Amount and Nature of
   Name and Address                     Beneficial Ownership  Percent of Class
Ramon E. Bisque                             488,281 (1)               2.2%
(Chairman of the Board of Directors)
9113 Fern Way, Golden, CO

Duane N. Bloom (Director and Secretary)     690,622 (2)               3.2%
5565 Pine Ridge Rd., Golden, CO

Michael D. Durham (Director)                692,269                   3.2%
5252 Lariat Drive, Castle Rock, CO

Robert H. Lowdermilk (Director)             841,889 (3)               3.8%
100 Cherry St., Denver, CO

Mark H. McKinnies                           287,055 (4)               1.3%
(Director and President)
10134 S. Pinedale Dr., Conifer, CO

Kristen R. Armstrong (Director)               7,644                Less than 1%
6585 Caminito Northland, La Jolla, CA

Directors and Officers as a Group         3,040,760 (5)              13.9%
   (7 individuals)

-------------------------------------------------------------------------------


Notes:
(1) Included in the amount shown are 146,640 shares to which Dr. Bisque has the right to acquire beneficial ownership through convertible debt and stock options.
(2) Included in the amount shown are 164,370 shares to which Dr. Bloom has the right to acquire beneficial ownership through convertible debt and stock options.
(3) Included in the amount shown are 125,000 shares registered in the name of Mr. Lowdermilk's wife, Ann Gragg Lowdermilk. Also included in the amount shown are 370,115 shares to which Tectonic Construction Co. ("TCC") has the right to acquire beneficial ownership through convertible debt and stock options. Mr. Lowdermilk is the president and majority shareholder of TCC.
(4) Included in the amount shown are 234,010 shares to which Mr. McKinnies has the right to acquire beneficial ownership through convertible debt and stock options.
(5) The amount shown includes 940,135 shares to which individuals in the group have the right to acquire beneficial ownership through convertible debt and stock options.

                             EXECUTIVE COMPENSATION

The following table summarizes the total compensation of the Executive Officers of the Company for the Company's last three fiscal years. Except as set forth below under "Stock Option Plan" and "Pension Plan," there were no compensation plans for which cash or non-cash distributions, other than salaries made during the last year:
                                   Summary Compensation Table
                         Annual Compensation      Long Term Compensation
Name of Individual and                                      Awards
Principal Position      Year  Salary  Other(2) Securities Underlying Options (#)
--------------------------------------------------------------------------------
Ramon E. Bisque (1)     1997  $85,175 $12,291               25,000
Chairman of the Board   1996  $81,288 $11,706               50,000
                        1995  $74,765 $11,148               25,000

Duane N. Bloom (1)      1997 $114,564 $16,388               25,000
Chairman of the         1996 $107,240 $15,607               50,000
Executive Committee     1995 $101,931 $14,864               25,000

Mark H. McKinnies (1)   1997 $116,618 $17,400               25,000
President and Treasurer 1996 $101,568 $15,142               50,000
                        1995 $ 96,763 $13,735               25,000
--------------------------------------------------------------------------------
Member of the Executive Committee of Earth Sciences, Inc., which performs the duties of the Chief Executive Officer.
Amounts represent pension and matching 401(k) payments made to a qualified plan by Earth Sciences, Inc. for the benefit of the named individual.

                        OPTION GRANTS IN LAST FISCAL YEAR

Shown below is information at December 31, 1997 with respect to the options granted to Executive Officers in the last fiscal year.

               Number of Securities % of Total Options   Exercise
               Underlying Options   Granted to Employees or Base      Expiration
Name           Granted (#)          in Fiscal Year       Price ($/Sh)     Date
--------------------------------------------------------------------------------
Ramon E. Bisque        25,000                 33%           $1.88     10/30/00
                       25,000                               $1.25     11/3/98*
Duane N. Bloom         25,000                 33%           $1.88     10/30/00
                       25,000                               $1.25     11/3/98*
Mark H. McKinnies      25,000                 33%           $1.88     10/30/00
                       25,000                               $1.25     11/3/98*
--------------------------------------------------------------------------------
* Represents options granted in 1994 whose expiration date was extended from 11/2/97 to 11/3/98. All options shown for each individual were exercisable as of December 31, 1997.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION TABLE
                                      VALUE

Shown below is information at December 31, 1997 with respect to the exercised and unexercised options to purchase the Company's Common Stock to Executive Officers under the Non-Qualified Stock Option and Stock Grant plan.

                   Number of Securities Underlying          Value of Unexercised
Name               Unexercised Options at FY-End (#)        Options at FY-End
--------------------------------------------------------------------------------
Ramon E. Bisque               125,000                       $    0
Duane N. Bloom                125,000                       $    0
Mark H. McKinnies             225,000                       $    0
--------------------------------------------------------------------------------
All options shown for each individual were exercisable as of December 31, 1997.

                            Compensation of Directors

Directors who are not also executive officers of the Company are accruing compensation in the amount of $500 per quarter, which amount may be paid by issuance of the Company's common stock, and are reimbursed for any out-of-pocket expenses incurred in attendance at meetings. The number of shares of stock which may be issued will be determined using the quarterly compensation amount and the average between the bid and asked price quoted during the quarter. A total of 25,252 shares of stock were issued in 1997 in payment of $38,500 of accrued fees through year end 1996.

                 Certain Relationships and Related Transactions

At various times during 1997 and 1996, Dr. Bisque borrowed a total of $50,000 and $70,000, respectively, from the Company at an interest rate of 8%. Not more than $70,000 was outstanding at any one time in 1996 and these loans were paid back to the Company prior to each year end. All of the amounts borrowed were collateralized by amounts owing to Dr. Bisque by the Company and were made available from funds that would have otherwise only earned the Company 5%.

In 1991, the Company converted a total of $366,000 of deferred salaries payable to Mssrs. Bisque, Bloom, and McKinnies to notes payable bearing interest at 9%, payable on demand, and granted them rights to convert such notes payable to shares of common stock at the current market price of $.54 per share. The notes are collateralized by a mining property. From year to year, Mssrs. Bisque, Bloom, and McKinnies have agreed not to demand payment during the current year. As of December 31, 1997, $38,000 remained outstanding under the notes.

In 1997, the Company issued a convertible debenture in the amount of $1,000,000 (the "Debenture") to Tectonic Construction Co. ("TCC") and borrowed $500,000 from TCC under a short-term note (the "Note"). Mr. Lowdermilk, a director of the Company, is the president and majority shareholder of TCC. These amounts were collateralized by a mining property, and buildings, equipment, receivables and inventory in Calgary. The Debenture and the Note bear interest at the greater of prime plus two points or 10% which interest is payable quarterly. The Debenture, if not converted, is due March 31, 2000. The Debenture is convertible at any time after November 30, 1997 into shares of common stock at a weighted average rate of $3.12. The Note was repaid in full in February 1998.

             Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership with the Securities an Exchange Commission (the "SEC"). Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during the fiscal year ended December 31, 1997, all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with except that Dr. Bisque was late filing his Form 5 reporting two gifts of stock, Mr. Lowdermilk was late filing his Form 5 reporting one transaction and Mr. McKinnies was late filing his Form 5 reporting two gifts of stock. In addition, Dr. Durham did not timely file his Initial Report on Form 3 and had one late filing reporting one transaction on From 4.


                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors of the Company anticipates engaging Hein & Associates, LLP as the independent auditors for the fiscal year ending December 31, 1998 subject to determination of the terms of that engagement towards the end of 1998. The Company anticipates that a representative of Hein & Associates, LLP, who conducted the audit for the year ended December 31, 1997, will be present at the Annual Meeting of Shareholders. There have been no disagreements on matters of accounting principles or practices, financial statement disclosures nor of audit scope or procedures between the Company and Hein & Associates, LLP during the two most recent fiscal years nor any subsequent interim periods. The representative of Hien & Associates, LLP will be available to respond to Shareholder questions and will have the opportunity to make a statement at that time if the representative desires to do so.

                   PROPOSALS OF SHAREHOLDERS FOR PRESENTATION
                   AT THE NEXT ANNUAL MEETING OF SHAREHOLDERS

The Company anticipates that the next Annual Meeting of Shareholders will be held in August 1999. Any Shareholder of record of the Company who desires to submit a proper proposal for inclusion in the proxy material related to the net Annual Meeting of Shareholders must do so in writing and it must be received at the Company's principal executive officers on or before February 28, 1999. If a shareholder intends to submit a proposal at the meeting that is not included in the Company's proxy statement, and the Shareholder fails to notify the Company prior to May 1, 1999 of such proposal, then the proxies appointed by the Company's management would be allowed to use their discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement. The proponent must own 1% or more of the outstanding shares or $2,000.00 in market value, of the Company's Common Stock and must have owned such shares for one year in order to present a shareholder proposal to the Company.

                          ANNUAL REPORT ON FORM 10-KSB

The Annual Report on Form 10-KSB concerning the operation of the Company during the calendar year ended December 31, 1997, including certified financial statements for the year then ended, is available upon request to shareholders of the Company. Exihibits listed in Form 10-KSB are available upon request to shareholders at a nominal charge for printing and mailing.

                                  OTHER MATTERS

The Board knows of no other business to be presented at the Annual Meeting of Shareholders. If other matters properly come before the Meeting, the persons named in the accompanying form of Proxy intend to vote on such other matters in accordance with their best judgment.

PROXY             For an Annual Meeting of Stockholders of                PROXY
                              EARTH SCIENCES, INC.
               Proxy Solicited on Behalf of the Board of Directors

THIS PROXY WILL BE VOTED FOR OR AGAINST OR WITHHELD OR ABSTAINED IN RESPECT OF THE MATTER LISTED IN ACCORDANCE WITH THE CHOICE, IF ANY, INDICATED IN THE SPACE PROVIDED. IF NO CHOICE IS INDICATED, THE PROXY WILL BE VOTED FOR SUCH MATTER. IF ANY AMENDMENTS OR VARIATIONS ARE TO BE VOTED ON, OR ANY FURTHER MATTER COMES BEFORE THE MEETING, THIS PROXY WILL BE VOTED ACCORDING TO THE BEST JUDGMENT OF THE PERSON VOTING THE PROXY AT THE MEETING; PROVIDED, THAT IF THE UNDERSIGNED INDICATES AN AGAINST CHOICE FOR MATTER NO. 1 BELOW, THEN THIS PROXY MAY NOT BE VOTED FOR ANY ADJOURNMENT OF THE MEETING. THIS FORM SHOULD BE READ IN CONJUNCTION WITH THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT.

NOTES:
1. Please date and sign (exactly as the shares represented by this Proxy are registered) and return promptly. Where the instrument is signed by a corporation, its corporate seal must be affixed and execution must be made by an officer or attorney thereof duly authorized. If no date is stated by the Shareholder(s), the Proxy is deemed to bear the date upon which it was mailed by management to the Shareholder(s).

2. To be valid, this Proxy form, duly signed and dated, must arrive at the office of the Company's transfer agent, American Securities Transfer & Trust, Inc., 938 Quail Street, Suite 101, Lakewood, Colorado 80215, not less than forty-eight (48) hours (excluding Saturdays, Sundays and holidays) before the day of the Meeting or any adjournment thereof.


The undersigned shareholder of Earth Sciences, Inc. (the "Company") hereby appoints Ramon E. Bisque, Duane N. Bloom or, failing them, Mark H. McKinnies as nominee of the undersigned to attend, vote and act for and in the name of the undersigned at the Annual Meeting of the Shareholders of the Company (the "Meeting") to be held at the Golden Community Center, 1470 Tenth Street, Golden, Colorado on Wednesday, October 21, 1998, at the hour of 9:00 a.m. (local time), and at every adjournment thereof, and the undersigned hereby revokes any former proxy given to attend and vote at the meeting.

THE NOMINEE IS HEREBY INSTRUCTED TO VOTE AS FOLLOWS WITH RESPECT TO THE FOLLOWING MATTER:

1. FOR [   ] AGAINST [   ] ABSTAIN [   ] To approve the amendment of the
                                         Company's Articles ofIncorporation to
                                         increase the number of authorized
                                         shares from 25,000,000 to 50,000,000
                                         shares.


2. FOR [   ]    WITHELD [   ]           Election of Directors.
                                        Nominees:
                                        Ramon E. Bisque
                                        Duane N. Bloom
                                        Michael D. Durham
                                        Robert H. Lowdermilk
                                        Mark H. McKinnies
                                        Kristen R. Armstrong

   [   ] For all nominees, except the following:

  ---------------------------------------------

Dated this _____ day of ________________, 1998.


_____________________________________________________________
Signature of Shareholder(s)             (Please sign exactly as your name(s)
                                         appear on the mailing label below.)

_____________________________________________________________
(Please print name of Shareholder[s])